UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 15, 2005


                                ZONE 4 PLAY, INC.
             (Exact name of registrant as specified in its charter)


          NEVADA                     333-91356                 98-0374121
-------------------------------------------------------------------------------
(State or other jurisdiction        (Commission              (IRS Employer
       of incorporation)            File Number)          Identification No.)


               103 Foulk Road, Wilmington, DE                      19803
------------------------------------------------------------    ------------
          (Address of principal executive offices)               (Zip Code)

                                 (302) 691-6177
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

Item 5.02 Departure of Directors or Principal Officers Election of Directors; Appointment of Principal Officers

      On February 15, 2005, Sean Ryan became a member of the Board of Directors of Zone 4 Play, Inc. (the "Company"), and the Company and Ryan entered into a Director Appointment Agreement (the "Agreement"). Currently, Mr. Ryan is not expected to be named as a member of any committee of the Board of Directors.

      Pursuant to the terms of the Agreement, Mr. Ryan will receive an annual director's fee of $7,000, payable in quarterly installments and an additional $750 per each board meeting.

      In addition, the Company agreed to grant Mr. Ryan an option to purchase up to 192,261 shares of common stock of the Company under the terms of the Company's option plan ("Option"). The exercise price for the shares subject to the Option is equal 90% of the fair-market value per share of common stock of the Company on the date of the grant. The Option vests in three equal annual installments, whereby Mr. Ryan has the right to purchase 1/3 of the shares subject to the Option at the expiration of the first, second and third year respectively from the date of the Agreement, provided that Mr. Ryan remains a member of the Board of Directors at such time. In the event of a termination of the Agreement for cause at any time, the Option, to the extent not exercised, shall terminate and be cancelled and non-exercisable.

      Mr. Ryan was the Vice President, Music of RealNetworks, Inc. between August 2003 and September 2004. Before joining RealNetworks, from April 1999 until May 2001, Mr. Ryan served in various positions with Listen.com, Inc. In May 2001, Mr. Ryan was elected as the Chief Executive Officer of Listen.com and acted as a director of the company and of its Japanese joint venture company until August 2003. Mr. Ryan holds a Master of Business Administration degree from the Anderson School at UCLA.


Item 9.01 Financial Statements and Exhibits

(c) Exhibits

      Exhibit 10.1 Director Appointment Agreement dated as of February 15, 2005 by and between Zone 4 Play, Inc. and Sean Ryan.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              ZONE 4 PLAY, INC.
                                              (Registrant)

                                         By:  /s/ Uri Levy
Date: February 22, 2005
                                              Name:  Uri Levy
                                              Title: Chief Financial Officer